UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21767

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Kara Fricke, Esq.

Morgan Stanley Investment Management Inc.

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the year ended December 31, 2021, originally filed with the Securities and Exchange Commission on March 7, 2022 (Accession Number 0001193125-22-067772) to amend Item 1, “Reports to Stockholders”. The sole purpose of this amendment is to include the Management’s Discussion of Fund Performance disclosure, which was inadvertently omitted in the original filing. Other than the aforementioned, no other information or disclosures contained in the original filing are being amended by this amendment.

Item 1 (as amended hereby) to the amendment is incorporated by reference to the annual report contained in Item 1 of the original filing. Items 2 through Item 12 to the amendment are incorporated by reference to the original filing.

ITEM 1.	REPORTS TO STOCKHOLDERS.

SUPPLEMENT DATED MARCH 30, 2022 TO THE ANNUAL REPORT OF

Alternative Investment Partners Absolute Return Fund, for the year ended December 31, 2021

(the “Fund”)

This supplement contains information that is added to the annual report for the year ended December 31, 2021 of the Fund (the “Annual Report”). This supplement is part of, and should be read in conjunction with, the Annual Report. The Annual Report has been filed with the U.S. Securities and Exchange Commission and is available free of charge at www.morganstanley.com or by calling (800) 421-7572. The sole purpose of this supplement is to include the Management’s Discussion of Fund Performance disclosure in the Annual Report immediately after the Table of Contents.

Management’s Discussion of Fund Performance

Investment Objective and Strategy Summary

Alternative Investment Partners Absolute Return Fund’s (the “Fund”) investment objective is to seek capital appreciation.

The Fund invests substantially all its assets in private investment funds (commonly referred to as hedge funds) that are managed by a select group of alternative investment managers that employ different “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow unaffiliated third-party investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. Absolute return strategies can be contrasted with “relative return strategies” which generally seek to outperform a corresponding benchmark equity or fixed income index. The Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns. The Fund intends to invest in private investment funds that employ the following principal strategies: relative value strategies, security selection strategies, specialist credit strategies and directional strategies.

Performance Discussion

Total Returns[1]	Average Annual
	One Year	Five Years	Ten Years
Alternative Investment Partners Absolute Return Fund	2.69%	4.33%	5.61%

[1]	Total returns include the impact of a sales load of 3% of an investor’s subscription.

The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund over the ten years ending December 31, 2021.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

In 2021, low interest rates, accommodating central bank policy, and fiscal stimulus supported strong GDP growth and performance by risky assets. During the twelve months ended December 31, 2021, the S&P 500 Total Return Index advanced 28.71% while the Thomson Reuters/CoreCommodity CRB Index gained 38.55%. The yield on the 10-year U.S. Treasury note increased by 0.60% but still closed the year at 1.51%, which is quite low considering high economic growth and the highest inflation readings in the U.S. since the 1970’s. Through its underlying funds, the Fund’s portfolio was positioned with low equity and credit exposure throughout the year, reflecting our conviction that risky assets were at high valuation levels and increases in interest rates were forthcoming. Specifically, the portfolio had a minimal allocation to Equity Long/Short Opportunistic funds (which carry relatively high equity beta) and a relatively high weighting to Equity Long/Short High Hedge and Statistical Arbitrage funds (which carry little to no equity beta). Additionally, the portfolio held a significant allocation to Macro funds, including strategies of various time horizons, styles, and risk orientations, in an effort to generate returns in multiple market scenarios.

During the twelve months ended December 31, 2021, the Fund returned 5.77% (excluding sales load), materially outperforming bonds (Bloomberg US Aggregate Bond Index -1.54%) and cash (3 Month LIBOR +0.17%). As would be expected, the Fund underperformed equities due to its low beta exposure (0.01 in 2021).

Strategy attribution was as follows:

CTA/Managed Futures	0.13%
Distressed	3.02%
Equity L/S High Hedge	1.74%
Equity L/S Opportunistic	0.02%
Event Driven Credit	0.00%
Fixed Income Arbitrage	-0.27%
Macro	0.24%
Mortgage Arbitrage	0.50%
Multi Strategy	0.03%
Other Directional	0.31%
Private Placements	-0.13%
Statistical Arbitrage	2.48%

Distressed funds were buoyed by two returns from legacy liquidating side pocket holdings in Cerberus funds that collectively returned approximately 70% and contributed 2.46%. The core underlying holding in the Cerberus funds is the U.S. grocer, Albertsons, which leaped more than 70%, due to strong operating performance and appointment of a new Treasurer and CFO. Statistical Arbitrage funds, which carry little to no net equity beta, generated positive results in each quarter. The asset weighted average return of the Fund’s five Statistical Arbitrage funds was 10.57%. Two funds each returned more than 20%, profiting from fundamental and technical strategies. The Fund’s six Equity Long/Short High Hedge funds (asset weighted return of +7.67% in 2021), with little equity beta, generated positive results in each quarter, profiting from multiple funds (Point 72 +9.4%, Holocene +5.5%, Cinctive +3.2%), which largely profiting from equity trading. Conversely, the asset weighted average return of the Fund’s two Fixed Income Arbitrage funds (each of which was terminated prior to year end) was -3.63%.

We thank you for your support for the Fund and believe the Fund is well positioned to enter the uncertainties of 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ITEM 13.	EXHIBITS.

(a)

(1)	The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: March 30, 2022

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: March 30, 2022

By:	/s/ Francis J. Smith
Name: Francis J. Smith
Title: Principal Financial Officer
Date: March 30, 2022